                                                                   EXHIBIT 10.12

                                            ****CONFIDENTIAL TREATMENT REQUESTED

                     Oracle / Intershop Reseller Agreement

                          Summary of Principal Terms


Parties:                 Oracle Deutschland GmbH
                         Intershop Communications GmbH

Date:                    October 15, 1998; extended through ****

Type of Agreement        Alliance Member (Reseller)

Products:                Oracle run time products sold as application specific
                         full use licenses. An application-specific full use license is a restricted type of license sold by a Solution Provider in conjunction with its Application
                         Package. Application Specific Full Use licenses may only be used by the end-user to execute the Alliance
                         Member's application program.

Intershop Applications:  ****.

Royalty payable          Intershop or its Distributor will pay ****% of the list
                         price (without a discount) to Oracle. Intershop will give 90 days' notice to Oracle of any change in the Intershop price list.

Quarterly Reports        Intershop will provide quarterly sales and royalty
                         reports to Oracle.

Limitations              The use of the Oracle product is currently restricted
                         to **** CPUs (but can be any machine, not just workgroup servers)

Modifications            The Oracle programs may be used in conjunction with an
                         Intershop application that has been modified or customized provided the customizations and modifications remain within the scope of the Intershop application. For example, if the Alliance Member's application is defined as a financial application, which manages accounts payable, accounts receivable, and generates invoices, the application could not be modified to include a customized order entry module, or a shipping and receiving module.